UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PROV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)	The Corporation held its virtual Annual Meeting of Shareholders on Tuesday, November 28, 2023 solely online via live webcast.

(b)
There were present at the meeting in person or by proxy the holders of 6,106,394 shares of the Corporation’s common stock, representing 87.37 percent of the total votes eligible to be cast, constituting a majority and a quorum of the outstanding shares entitled to vote. The results of the vote for the four items presented at the meeting were as follows:

1.	Election of Directors:
There were three nominees for three open board seats. Accordingly, shareholders elected Craig G. Blunden and Brian N. Hawley to the Board of Directors for a three-year term ending in 2026 and Matthew E. Webb for a two-year term ending in 2025 by the following vote:

	For		Withheld		Broker Non-Vote
Nominee	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Craig G. Blunden	2,637,541	49.09	2,735,569	50.91	733,284	N/A
Brian N. Hawley	3,946,449	73.45	1,426,661	26.55	733,284	N/A
Matthew E. Webb	3,933,149	73.20	1,439,961	26.80	733,284	N/A

The following directors, who were not up for re-election at the Annual Meeting of Shareholders, will continue to serve as directors: Judy A. Carpenter, Debbi H. Guthrie, Kathy M. Michalak and William E. Thomas.

2.	Advisory Approval of Executive Compensation:
Shareholders approved the advisory resolution for named executive officer compensation by the following vote:

	Number of Votes	Percentage
For	2,601,924	48.43
Against	2,517,310	46.85
Abstain	253,876	4.72
Broker Non-Vote	733,284	N/A

3.	Frequency of Advisory Vote on Executive Compensation:
Shareholders approved the every year frequency of advisory vote on executive compensation by the following vote:

	Number of Votes	Percentage
Every Year	4,335,038	80.68
Every Two Years	28,326	0.53
Every Three Years	717,197	13.35
Abstain	292,549	5.44
Broker Non-Vote	733,284	N/A

4.	Ratification of the Appointment of Independent Auditor:
Shareholders ratified the appointment of Deloitte & Touche, LLP as the Corporation’s independent auditor for the fiscal year ending June 30, 2024 by the following vote:

	Number of Votes	Percentage
For	6,082,713	99.61
Against	15,208	0.25
Abstain	8,473	0.14

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2023	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes
President, Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)